Exhibit 10.29

                                        April 27, 2004

U.S. HOME & GARDEN, INC.
3590 East Columbia
Tucson, AZ  85714
Attn:  Thomas C. Dearmin, President/CEO

      Re: Amendment to Subordination Agreement dated as of October 29, 2003 (the "Agreement") by and between U.S. Home & Garden, Inc. ("USHG") and CapitalSource Finance, LLC (the "Agent")

Gentlemen:

            Reference is hereby made to the Agreement. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Agreement, as applicable.

            It is our understanding that Easy Gardener Products, Ltd. (the "Borrower") desires to refinance certain indebtedness currently provided by Foothill with indebtedness provided by LaSalle Business Credit, LLC which will necessitate the amendment of the Agreement to correct certain references to Foothill.

            The Agreement is hereby amended by deleting the definitions of "Excess Availability", "Excess Cash Flow", "Excess Cash Flow Payment", "Foothill", "Foothill Intercreditor Agreement", and "Foothill Loan Agreement" in their entirety and substituting in lieu thereof the following:

                  "Excess Availability" shall have the meaning assigned to it in the LaSalle Loan Agreement.

                  "Excess Cash Flow" and "Excess Cash Flow Payment" shall each have the meaning assigned to it in the Term Loan Agreement as in effect on October 29, 2003.

                  "LaSalle" shall mean LaSalle Business Credit, LLC, as agent under the LaSalle Loan Agreement.


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                  "LaSalle Intercreditor Agreement" shall mean that certain
            Subordination and Intercreditor Agreement dated as of April 27, 2004 by and between CS, LaSalle Bank National Association and LaSalle in connection with their loans to EGP.

                  "LaSalle Loan Agreement" shall mean that certain Loan and
            Security Agreement entered into by and among EGP, EYAS, Weatherly Consumer Products, Inc., a Delaware corporation, Weatherly Consumer Products Group, Inc., a Delaware corporation, LaSalle, and the financial institutions party thereto from time to time, as in effect on April 27, 2004.

            Additionally, the address for notices for USHG in Section 17(i) shall be modified to be "3590 East Columbia, Tucson, Arizona 85714, Attn: Thomas
C. Dearmin, President/CEO, Fax No. 520-622-3835."

            This letter agreement, together with the agreements, documents and instruments contemplated hereby, (a) constitute the entire understanding of the parties with respect to the subject matter hereof and thereof, and any other prior or contemporaneous agreements, whether written or oral, with respect hereto or thereto are expressly superseded hereby and thereby, (b) shall be governed by and construed in accordance with the laws of the State of New York, and (c) shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

            Please indicate your consent to the terms and conditions of this letter agreement by signature of your authorized officer in the space indicated below.

      [Remainder of Page Intentionally Left Blank; Signature Page Follows]


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Very truly yours,

CAPITALSOURCE FINANCE LLC,
as Agent and Lender


By:    /s/ Joseph Turitz
       -----------------
Name:  Joseph Turitz
       -------------
Title: General Counsel
       ---------------


ACKNOWLEDGED AND AGREED TO as of April 27, 2004.


U.S. HOME & GARDEN, INC.


By:    /s/ Thomas Dearmin
       ------------------
Name:  Thomas Dearmin
       --------------
Title: President/CEO
       -------------